                  SunAmerica Money Market Funds Annual Report

                                                               February 16, 1999

Dear Shareholder:

  The investment objective of the SunAmerica Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of capital. The Fund will seek to achieve its objective by investing in a portfolio of high quality money market instruments. The portfolio is structured according to our fundamental outlook of the economy and maintains a high level of diversity in order to reduce investment risk. For the year ended December 31, 1998, the Fund's Class A shares posted a total return of 4.80% and the SEC 7 day effective yield was 4.40%. Since the Fund invests only in short-term obligations with a maturity of 13 months or less, its performance generally tracks the short-term market levels.

  The United States fixed income market is currently caught between a domestic economy that refuses to slow down and a global economy that dips in and out of crisis. The bull market of the 1990's has added $10 trillion to the market value of U.S. equities. While some industries are experiencing a profit squeeze due to higher labor costs and stiff pricing competition, others are seeing increased profits due to increased productivity and low material costs. We believe this mixed outlook portends continued growth, but at a slower rate than the raging bull market of recent times. This slowed growth may forestall interest rate hikes that hurt fixed income investment prices in the near-term.


  Alongside this predominantly positive outlook in the equity markets, we continue to see many global economic conditions that may still affect the US economy. Aside from the continuing uncertainties in Asia, recent developments in Latin America will most certainly have consequences in the United States and around the world. The poor outlook for the Brazilian market may hurt economic growth in Argentina, Chile and Venezuela, which in turn may slow the U.S. export of goods to these countries. These troubles overseas should help to slow, but not stop, the pace of domestic expansion. Again, this may help the overall health of the U.S. economy as it may prevent increased interest rates from the Federal Reserve.

  In conclusion, we remain optimistic regarding the U.S. fixed income market and expect the growth rate of the economy to moderate in the first quarter. We look for the Federal Reserve to hold short-term rates steady at 4.75% for the next few months until further signs of a domestic slowdown appear later in the first quarter. We also expect that short-term rates will once again begin to trend lower at the end of the first or beginning of the second quarter. During these times, we will continue to search for the best relative valued securities and will structure the portfolio to be flexible for any changes in our economic outlook.


/s/ John J. DiVito               /s/ Brian H. Wiese
John J. DiVito                   Brian H. Wiese
Portfolio Manager                Portfolio Manager

SunAmerica Money Market Fund
STATEMENT OF ASSETS AND LIABILITIES -- December 31, 1998

ASSETS:
Investment securities, at value (amortized cost $725,340,441)......  $725,340,441
Cash...............................................................     1,603,450
Receivable for fund shares sold....................................    15,517,255
Interest receivable................................................     3,898,485
Prepaid expenses...................................................       148,519
                                                                     ------------
  Total assets.....................................................   746,508,150
                                                                     ------------
LIABILITIES:
Payable for fund shares repurchased................................    11,543,205
Payable for investments purchased..................................    10,109,950
Accrued expenses...................................................       305,273
Investment advisory and management fees payable....................       294,520
Dividends payable..................................................       103,859
Distribution and service maintenance fees payable..................        89,680
                                                                     ------------
  Total liabilities................................................    22,446,487
                                                                     ------------
   Net assets......................................................  $724,061,663
                                                                     ============
NET ASSETS WERE COMPOSED OF:
Common stock, $.001 par value (10 billion shares authorized).......  $    724,052
Additional paid-in capital.........................................   723,232,951
                                                                     ------------
                                                                      723,957,003
Accumulated undistributed net investment income....................       104,660
                                                                     ------------
   Net assets......................................................  $724,061,663
                                                                     ============
Class A:
Net asset value ($687,800,855/687,791,187 shares outstanding)......  $       1.00
                                                                     ============
Class B:
Net asset value ($34,827,694/34,827,696 shares outstanding)........  $       1.00
                                                                     ============
Class II:
Net asset value ($1,433,114/1,432,883 shares outstanding)..........  $       1.00
                                                                     ============

See Notes to Financial Statements

SunAmerica Money Market Fund
STATEMENT OF OPERATIONS -- For the year ended December 31, 1998

INVESTMENT INCOME:
 Interest..............................................            $35,342,048
                                                                   -----------
EXPENSES:
 Investment advisory and management fees............... $3,124,567
 Transfer Agent and shareholder servicing fees and
  expenses--Class A....................................  1,523,795
 Transfer Agent and shareholder servicing fees and
  expenses--Class B....................................    120,589
 Transfer Agent and shareholder servicing fees and
  expenses--Class II...................................     10,950
 Service maintenance fees--Class A.....................    881,428
 Distribution and service maintenance fees--Class B....    362,053
 Distribution and service maintenance fees--Class II...      8,725
 Custodian fees and expenses...........................    147,719
 Registration fees--Class A............................     58,762
 Registration fees--Class B............................      8,046
 Registration fees--Class II...........................     16,910
 Directors' fees and expenses..........................     21,091
 Legal fees and expenses...............................      9,125
 Insurance expense.....................................      6,541
 Audit and tax consulting fees.........................      1,825
 Miscellaneous expenses................................     10,060
                                                        ----------
                                                                     6,312,186
                                                                   -----------
  Less: expense offset and reimbursement...............               (157,435)
                                                                   -----------
  Net expenses.........................................              6,154,751
                                                                   -----------
Net investment income..................................             29,187,297
                                                                   -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......            $29,187,297
                                                                   ===========

See Notes to Financial Statements

SunAmerica Money Market Fund
STATEMENT OF CHANGES IN NET ASSETS

                                              For the year      For the year
                                                  ended             ended
                                            December 31, 1998 December 31, 1997
                                            ----------------- -----------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income.....................   $ 29,187,297      $ 23,424,418
                                              ------------      ------------
Net increase in net assets resulting from
 operations................................     29,187,297        23,424,418
Dividends and distributions to
 shareholders:
 From net investment income (Class A)......    (27,620,422)      (22,107,661)
 From net investment income (Class B)......     (1,562,707)       (1,279,869)
 From net investment income (Class II).....        (37,151)           (4,562)
                                              ------------      ------------
Total dividends and distributions to
 shareholders..............................    (29,220,280)      (23,392,092)
Increase in net assets from fund share
 transactions (Note 5).....................    183,393,962       112,855,857
                                              ------------      ------------
Total increase in net assets...............    183,360,979       112,888,183
NET ASSETS:
 Beginning of year.........................    540,700,684       427,812,501
                                              ------------      ------------
 End of period (including undistributed net
  investment income of $104,660 and
  $137,643 at December 31, 1998 and
  December 31, 1997, respectively).........   $724,061,663      $540,700,684
                                              ============      ============

See Notes to Financial Statements

SunAmerica Money Market Fund
FINANCIAL HIGHLIGHTS

                            Net                                      Net               Net                      Ratio of
                           Asset                         Dividends  Asset             Assets   Ratio of      net investment
                           Value      Net     Total from  from net  Value             end of   expenses        income to
         Period          beginning investment investment investment end of   Total    period  to average        average
         Ended           of period   income   operations   income   period Return(1) (000's)  net assets       net assets
------------------------ --------- ---------- ---------- ---------- ------ --------- -------- ----------     --------------
                                                                    Class A
                                                                    -------
12/31/94................  $1.000     $0.034     $0.034    $(0.034)  $1.000   3.47%   $213,958    1.00%            3.43%
12/31/95................   1.000      0.051      0.051     (0.051)   1.000   5.18     316,308    1.01(2)          5.04
12/31/96................   1.000      0.045      0.045     (0.045)   1.000   4.61     398,698    1.00(3)          4.52
12/31/97................   1.000      0.047      0.047     (0.047)   1.000   4.82     511,908    0.98(3)          4.73
12/31/98................   1.000      0.047      0.047     (0.047)   1.000   4.80     687,801    0.95(3)          4.70
                                                                    Class B
                                                                    -------
12/31/94................  $1.000     $0.027     $0.027    $(0.027)  $1.000   2.76%   $ 98,398    1.69%            2.91%
12/31/95................   1.000      0.044      0.044     (0.044)   1.000   4.49      51,799    1.78(2)          4.37
12/31/96................   1.000      0.038      0.038     (0.038)   1.000   3.83      29,114    1.77(3)          3.76
12/31/97................   1.000      0.040      0.040     (0.040)   1.000   4.03      28,391    1.74(3)          3.95
12/31/98................   1.000      0.039      0.039     (0.039)   1.000   3.96      34,828    1.75(3)          3.88
                                                                    Class II
                                                                    --------
10/2/97-12/31/97........  $1.000     $0.010     $0.010    $(0.010)  $1.000   1.00%   $    402    1.75%(4)(5)      4.01%(4)
12/31/98................   1.000      0.039      0.039     (0.039)   1.000   3.94       1,433    1.75(5)          3.83

------
(1) Total return is not annualized and does not reflect sales load
(2) The expense ratio reflects the effect of a gross up of custody and transfer agent expense credits for the year ended December 31, 1995 of 0.05% and 0.13% for Class A and Class B, respectively.
(3) The expense ratio reflects the effect of a gross up of custody and transfer agent expense credits as follows:

                              12/31/96 12/31/97 12/31/98
                              -------- -------- --------
   Class A...................  0.03%    0.02%    0.03%
   Class B...................  0.04%    0.02%    0.01%

(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                        12/31/97 12/31/98
                                        -------- --------
   Class II............................  4.74%    2.55%

See Notes to Financial Statements

SunAmerica Money Market Fund
PORTFOLIO OF INVESTMENTS -- December 31, 1998

                            Principal
                              Amount                                   Value
Security Description      (in thousands)  Rate**       Maturity       (Note 2)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-
 4.6%
ABN Amro Bank...........     $15,000     5.65-5.72% 3/22/99-4/05/99 $ 14,998,352
Deutsche Bank AG........       8,000       5.66         3/03/99        7,999,359
Toronto Dominion+.......      10,000       5.42         1/14/99        9,995,494
                                                                    ------------
Total Certificates of
 Deposit
 (amortized cost
 $32,993,205)...........                                              32,993,205
                                                                    ------------
COMMERCIAL PAPER-50.7%
American Home Products
 Corp...................      15,000       5.15         3/09/99       14,856,229
Apreco, Inc.............      10,000       5.03         5/17/99        9,809,978
Banco Itau SA...........      20,000     4.95-5.45  3/16/99-6/17/99   19,645,431
Banco Mercantile del
 Norte SA...............       5,000       5.40         1/29/99        4,979,000
Banco Rio De La Plata...      12,000       5.70         2/04/99       11,935,400
Barton Capital Corp.....       7,000       5.28         2/18/99        6,950,720
BellSouth
 Telecommunications,
 Inc....................      10,000       5.45         2/19/99        9,925,819
British Gas Capital,
 Inc....................      10,000       5.00         4/12/99        9,859,722
Chase Manhattan Corp....      20,000     5.02-5.20  2/16/99-3/30/99   19,810,844
Coral Sea Funding Corp..      10,000       5.50         2/12/99        9,935,833
Daewoo International
 Corp...................      10,000       5.52         1/19/99        9,972,400
Dairy Investments Ltd...      10,000       5.00         4/05/99        9,869,444
Dorada Finance, Inc.....      10,000       5.24         3/03/99        9,911,211
Edison Asset
 Securitization LLP.....      20,000     4.95-5.02  3/15/99-5/28/99   19,696,081
Fairway Finance Corp....      10,000       5.30         1/25/99        9,964,667
Four Winds Funding
 Corp...................      10,000       5.07         3/19/99        9,891,558
Greyhawk Capital Corp...      10,000       5.30         1/29/99        9,958,778
Grupo Finance Grand
 Cayman.................      10,000       5.05         4/09/99        9,862,528
Hitachi America Ltd.....      12,000       5.28         3/12/99       11,876,800
Intrepid Funding Master
 Trust..................      10,000       5.09         4/29/99        9,833,161
KZH Holding Corp........       5,000       5.53         1/29/99        4,978,494
Moat Funding LLC........      18,000     5.00-5.40  1/08/99-6/11/99   17,767,989
Monsanto Co.............      21,000     5.05-5.39  1/28/99-3/10/99   20,860,144
Motiva Enterprises LLC..      10,000       5.13         3/05/99        9,910,225
New York Life Capital
 Corp...................      10,000       4.90         4/28/99        9,840,750
Sigma Finance Corp......      20,000     5.44-5.49  1/11/99-2/05/99   19,931,514
Silver Tower US Funding
 LLC....................      11,000       5.50         2/24/99       10,909,250
Thames Asset Global
 Securitization.........      10,000       5.45         3/15/99        9,889,486
Transamerica Finance
 Corp...................      10,000       4.90         3/26/99        9,885,667
Westways Funding III
 Ltd....................      10,000       5.43         1/08/99        9,989,442
Windmill Funding Corp...      15,000       5.15         3/10/99       14,854,083
                                                                    ------------
Total Commercial Paper
 (amortized cost
 $367,362,648)..........                                             367,362,648
                                                                    ------------

SunAmerica Money Market Fund
PORTFOLIO OF INVESTMENTS -- December 31, 1998 -- (continued)

                                Principal
                                  Amount                                  Value
Security Description          (in thousands)  Rate**      Maturity      (Note 2)
----------------------------------------------------------------------------------
GOVERNMENT AGENCIES-3.0%
Agency for International
 Development India+.....          $1,000       5.09%       1/05/99     $ 1,000,474
Agency for International
 Development Israel+....           1,494       5.03        1/05/99       1,494,340
Agency for International
 Development Panama+....           4,540       5.19        1/05/99       4,564,921
Federal Home Loan
 Mortgage Association...          15,000       4.93        3/26/99      14,827,450
                                                                       -----------
Total Government
 Agencies
 (amortized cost
 $21,887,185)...........                                                21,887,185
                                                                       -----------
MEDIUM TERM NOTES-30.2%
Aetna Services, Inc.+...          10,000       5.66        5/14/99      10,000,000
Bank of Boston+.........           5,000       5.36        1/25/99       5,000,580
Bankers Trust Co.+......          10,000       4.83        1/01/99       9,999,090
Bank of New York........          10,000       5.42        2/12/99       9,996,348
Banque Nationale de
 Paris..................          10,000       5.71        3/30/99       9,999,076
Citicorp.+..............          16,000     5.20-5.62 1/20/99-3/17/99  16,020,322
Deere (John) Capital
 Corp...................          10,000       6.30        6/01/99      10,048,700
FCC National Bank+......           8,000       4.48        1/01/99       7,998,328
First Bank of Sioux
 Falls+.................           3,000       5.52        1/19/99       2,999,745
General Motors
 Acceptance Corp.+......           5,000       4.63        1/07/99       4,990,997
General Motors
 Acceptance Corp. ......           8,000       5.88        1/12/99       8,000,592
Goldman Sachs & Co.+....          28,000     5.35-5.62 1/15/99-3/28/99  28,000,000
IBM Credit Corp.........           8,000       5.61        7/30/99       7,996,627
Liberty Lighthouse
 Funding+...............          18,000     5.20-5.52 1/15/99-1/17/99  17,998,599
Merrill Lynch & Co.,
 Inc.+..................          17,000     4.95-5.31 1/01/99-2/12/99  16,989,908
Merrill Lynch & Co.,
 Inc. ..................          10,000       8.25       11/15/99      10,263,675
Morgan Stanley Dean
 Witter & Co.+..........          12,000       5.34        1/14/99      12,000,000
Portland General
 Electric Co............           3,250       6.63        8/31/99       3,268,868
7 World Trade Center
 Finance+...............          10,000       5.48        3/01/99      10,000,000
Sigma Finance Corp.+....           5,000       5.66        1/01/99       5,000,000
Sigma Finance Corp......           7,000       5.71        3/24/99       6,998,692
Xerox Corp.+............           5,000       5.76        2/09/99       4,978,256
                                                                       -----------
Total Medium Term Notes
 (amortized cost
 $218,548,403)..........                                               218,548,403
                                                                       -----------
TAXABLE MUNICIPAL MEDIUM
 TERM NOTES-7.0%
California Pollution
 Control Financing+.....           6,500       5.59        1/06/99       6,500,000
Courtyards Mackinaw
 LLC+...................           6,000       5.27        1/07/99       6,000,000
Illinois Student
 Assistance Corp.+......          21,000     5.47-5.52     1/06/99      21,000,000
New Hampshire State
 Industrial Development
 Authority..............          10,000       5.20        2/19/99      10,000,000
Texas G.O.+.............           7,415       5.50        1/06/99       7,415,000
                                                                       -----------
Total Taxable Municipal
 Medium Term Notes
 (amortized cost
 $50,915,000)...........                                                50,915,000
                                                                       -----------
Total Investment
 Securities
 (amortized cost
 $691,706,441)..........                                               691,706,441
                                                                       -----------

SunAmerica Money Market Fund
PORTFOLIO OF INVESTMENTS -- December 31, 1998 -- (continued)

                                     Principal
                                       Amount                        Value
Security Description               (in thousands) Rate** Maturity   (Note 2)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT-4.7%
Joint Repurchase Agreement
 Account (Note 3)
 (cost $33,634,000)........           $33,634     4.45%  1/04/99  $ 33,634,000
                                                                  ------------
TOTAL INVESTMENTS--
 (amortized cost
 $725,340,441*)............ 100.2%                                 725,340,441
Liabilities in excess of
 other assets..............  (0.2)                                  (1,278,778)
                            -----                                 ------------
NET ASSETS................. 100.0%                                $724,061,663
                            =====                                 ============

* At December 31, 1998 the cost of securities for Federal income tax purposes was the same for book purposes
** Rates shown are rates in effect as of December 31, 1998
+ Variable rate security; maturity date reflects the next reset date G.O.-General Obligation
    Portfolio breakdown as a percentage of net assets (excluding Repurchase
                            Agreement) by industry@

Securities
 Holding Company  21.9%
Finance           19.6
Banking           18.2
Receivable
 Company           7.0
Municipalities     7.0

Industrials   6.3%
Gov't Agency  3.0
Insurance     2.7
Medical       2.1
Leasing       1.8

Electronics          1.6%
Telecommunications   1.4
Distribution         1.4
Computers            1.1
Utilities            0.4
                    ----
                    95.5%
                    ====

@ As grouped by Moody's Investors Service Global Short Term Market Record

See Notes to Financial Statements

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1998


Note 1. Organization

  SunAmerica Money Market Fund (the "Fund") is an open-end diversified management investment company organized as a Maryland Corporation.

  The Fund offers multiple classes of shares. The classes within the Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares--  Offered at the next determined net asset value per share.

  Class B shares--  Offered at the next determined net asset value per share, although a declining contingent deferred sales charge ("CDSC") may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time are no longer subject to a distribution fee.

  Class II shares-- Offered at the next determined net asset value per share.
                    Certain redemptions made within the first year of the date of purchase are subject to a contingent deferred sales charge.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B shares and Class II shares are subject to distribution fees.

Note 2. Significant Accounting Policies

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

  Security Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

  Repurchase Agreements: The Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1998 -- (continued)

  default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  Securities Transactions, Investment Income and Distributions to
  Shareholders: Securities transactions are recorded as of the trade date. Interest income, including the accretion of discount and amortization of premium, is accrued daily. Realized gains and losses on sales of investments are calculated on the identified cost basis.

  Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

  Dividends from net investment income are declared daily and paid monthly.

  Use of Estimates in Financial Statement Preparation: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income or excise tax provisions are required.

  At December 31, 1998, the Fund had a capital loss carryforward available of $40,283 which will expire as follows:

                                       Expiration
             --------------------------------------------------------------------------------------
              2002                2003                          2004                          2005
             ------              -------                       -------                       ------
             $5,123              $11,725                       $15,660                       $7,775

  To the extent that these capital loss carryforwards are utilized to offset future net realized gains on securities transactions, the gain, so offset will not be distributed to the shareholders, to the extent provided by the regulations.

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1998 -- (continued)


  Capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer $770 of such capital losses.

Note 3. Joint Repurchase Agreement Account

  As of December 31, 1998, the Fund had a 20.25% undivided interest, which represented $33,634,000 in principal amount, in a repurchase agreement in a joint account with other SunAmerica managed funds. As of such date, the repurchase agreement in the joint account and the collateral therefore was as follows:

  State Street Bank & Trust Co. Repurchase Agreement, 4.45% dated 12/31/98, in the principal amount of $166,079,000, repurchase price $166,161,117 due 1/4/99 collateralized by $49,880,000 U.S. Treasury Notes 5.75% due 9/30/99, $49,770,000 U.S. Treasury Notes 5.125% due 8/31/00, $47,720,000 U.S.
  Treasury Notes 6.25% due 2/28/02, and $14,020,000 U.S. Treasury Notes 7.875% due 11/15/04, approximate aggregate value $169,408,050.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Fund has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Agreement, SAAMCo provides continuous supervision of the Fund's portfolio and administers its corporate affairs, subject to general review by the Directors. In connection therewith, SAAMCo furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SAAMCo and its affiliates. The investment advisory and management fee to SAAMCo is computed daily and payable monthly, at an annual rate of .50% on the first $600 million of the Fund's daily net assets, .45% on the next $900 million of net assets and .40% on net assets over $1.5 billion.

  SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below 1.75% for Class II Shares. For the year ended December 31, 1998 SAAMCO reimbursed $24,706 of expenses.

  The Fund has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly owned subsidiary of SunAmerica Inc. The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1998 -- (continued)

  company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of the Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan". In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of the Class B shares and Class II shares will not be used to subsidize the sale of Class A shares.

  Under the Class B Plan and the Class II Plan the Distributor receives payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class II shares, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class II Plan may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Distribution Plans provide that each class of shares of the Fund may also pay the Distributor an account maintenance and service fee of up to an annual rate of 0.15% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the assets maintained in the Fund by their customers. For the year ended December 31, 1998, SACS earned fees of $1,252,206 from the Fund.

  SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund's Class B and Class II shares. For the year ended December 31, 1998, SACS informed the Fund that it received approximately $156,328 in contingent deferred sales charges.

  The Fund has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement permits the Fund to reimburse SAFS for costs incurred in providing such services which is approved annually by the Directors. For the year ended December 31, 1998 the Fund (Class A, Class B and Class II) incurred expenses of $1,383,396 to reimburse SAFS pursuant to the terms of the Service Agreement. Of this amount, $131,531 was payable to SAFS at December 31, 1998.

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1998 -- (continued)


Note 5. Capital Share Transactions

  Transactions in shares of each class, all at $1.00 per share, for the year ended December 31, 1998 and for the prior year were as follows:

                                                         Money Market Fund
                         --------------------------------------------------------------------------------------
                                    Class A                       Class B                    Class II
                         ------------------------------  --------------------------  --------------------------
                                            For the
                            For the        year ended      For the       For the       For the       For the
                           year ended     December 31,    year ended    year ended    year ended    year ended
                          December 31,        1997       December 31,  December 31,  December 31,  December 31,
                              1998                           1998          1997          1998          1997
                         --------------  --------------  ------------  ------------  ------------  ------------
  Shares sold...........  3,164,014,503   2,362,300,860   119,850,351   116,212,070   14,608,130     2,571,799
  Reinvested dividends..     27,236,164      21,803,390     1,348,769     1,087,163       28,248         3,398
  Shares redeemed....... (3,015,326,722) (2,270,925,578) (114,760,361) (118,023,672) (13,605,120)   (2,173,572)
                         --------------  --------------  ------------  ------------  -----------    ----------
  Net increase
   (decrease)...........    175,923,945     113,178,672     6,438,759      (724,439)   1,031,258       401,625
                         ==============  ==============  ============  ============  ===========    ==========

Note 6. Directors' Retirement Plan

  The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of December 31, 1998, the Fund had accrued $69,379 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended December 31, 1998 expensed $21,091 for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

SunAmerica Money Market Fund
NOTES TO FINANCIAL STATEMENTS -- December 31, 1998 (continued)


Note 7. Subsequent Events

  On January 1, 1999, SunAmerica Inc., pursuant to the terms of an agreement entered into with American International Group, Inc. ("AIG"), merged with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of SunAmerica Money Market Fund (the "Fund"), became an indirect wholly owned subsidiary of AIG. In connection therewith, on December 30, 1998, shareholders approved a new investment advisory and management agreement with SAAMCo to take effect on January 1, 1999. The new agreement has no effect on the fees or expenses payable by the Fund or its shareholders.

SunAmerica Money Market Fund
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of SunAmerica Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Money Market Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
February 16, 1999

SunAmerica Money Market Fund
SHAREHOLDER INFORMATION (unaudited)

  Supplemental Proxy Information: A Special Meeting of the Shareholders of the SunAmerica Money Market Fund was held on December 30, 1998. The fund voted in favor of adopting the following proposals.

1. To elect a slate of five members to the Board of Trustees to hold office until their successors are duly elected and qualified.

                                                      Votes in     Votes
                                                      Favor of   Abstained
                                                     ----------- ----------
       S. James Coppersmith......................... 336,826,186 29,808,978
       Samuel M. Eisenstat.......................... 336,826,186 29,808,978
       Stephen J. Gutman............................ 336,826,186 29,808,978
       Peter A. Harbeck............................. 336,826,186 29,808,978
       Sebastiano Sterpa............................ 336,826,186 29,808,978

2. To approve a new investment advisory and management agreement between SunAmerica Money Market Fund, Inc. on behalf of the SunAmerica Money Market Fund, and SunAmerica Asset Management Corp. ("SAAMCo"), the terms of which are identical in all material respects to the existing investment and management agreement.

              Votes in                      Votes                                     Votes
              Favor of                     Against                                  Abstained
              --------                    ---------                                 ----------
             327,327,260                  8,056,203                                 31,251,700

3. To approve changing the fundamental investment restriction relating to:

    (a) the ability to engage in borrowing transactions.

              Votes in                     Votes                                    Votes
              Favor of                    Against                                 Abstained
              --------                   ----------                               ----------
             299,828,261                 25,441,013                               41,365,890

    (b) the ability to engage in lending transactions.

              Votes in                     Votes                                    Votes
              Favor of                    Against                                 Abstained
              --------                   ----------                               ----------
             301,545,646                 24,430,197                               40,659,321

4. To ratify the selection of independent accountants.

              Votes in                      Votes                                     Votes
              Favor of                     Against                                  Abstained
              --------                    ---------                                 ----------
             329,108,634                  6,728,966                                 30,797,563

SunAmerica Money Market Fund

FASTFACTS . . . Available for your convenience
The easy and convenient way to obtain the most current information on your mutual funds. By calling our toll free number, 1-800-654-4760, you can receive mutual fund information 24 hours a day. If you require any additional information, please call us at 1-800-858-8850 Monday-Friday 8:30 a.m.-7:00 p.m. (Eastern time).
Here's How it Works
All you need is:
 * A Touch-Tone Telephone
 * Your account number
 * Your Personal Identification number "PIN"
(the last four digits of your Social Security number, a tax identification number or a number chosen by you)
 * Your Fund Code

                     CLASS
                  -----------
                   A   B  II
EQUITY FUNDS      --- --- ---
Balanced Assets    51 551 731
Blue Chip Growth  522  22 820
Mid-Cap Growth     71 571 821
Small Company
 Growth            36 536 836
Growth and
 Income            24 524 824
"Dogs" of Wall
 Street           720 730 740

                    CLASS
                 -----------
                  A   B  II
INCOME FUNDS     --- --- ---
U.S. Government
 Securities       70 570 N/A
Federal
 Securities      534  34 N/A
Diversified
 Income          580  80 N/A
High Income       28 228 828
Tax Exempt
 Insured          33 533 N/A
Money Market      35 535 735

                     CLASS
                  -----------
STYLE SELECT       A   B  II
SERIES            --- --- ---
Aggressive
 Growth           701 711 771
Mid-Cap Growth    702 712 772
Value             704 714 774
International
 Equity           703 713 773
Small-Cap Value   705 715 775
Large-Cap Value   706 716 776
Large-Cap Blend   708 728 778
Large-Cap Growth  709 719 779
Focus             722 732 742

Press the following Touch-Tone Button(s) to make your selection:

                                                     ------------------------
                                                     2-1 Account Balances and
                                                         Recent Transaction
                                                     2-2 Fund Prices and
                                                         Dividend Information
                                                         on Funds You Own
                                                   --2-3 To Process an
-  ----------------------------------------------- |     Exchange
1--Fund Prices and Dividend Information            | 2-4 To Change your
-  ----------------------------------------------- |     Personal
                                                   |     Identification
-  ----------------------------------------------- |     Number
2--To Work with Funds You Own                   ---- ------------------------
-  -----------------------------------------------

-  ----------------------------------------------- . Press 0 at anytime
3--Order Statements and Checkbooks                   during this recording to
-  -----------------------------------------------   be transferred to a
                                                     service representative
-  -----------------------------------------------   Monday-Friday, 8:30 am
4--Fund Objectives and Fund Literature Information   to 7:00 pm, EST.
-  -----------------------------------------------
                                                   . To return to the main or
-  -----------------------------------------------   previous menu press "*".
5--Mailing and Wiring Instructions
-  ----------------------------------------------- . When working with a list of funds, you may touch
-  -----------------------------------------------   "9" to fast forward to
6--Year-End Information and Duplicate Tax Forms      the next fund, or "7" to
-  -----------------------------------------------   go back to the previous
                                                     fund.

Trustees
  S. James Coppersmith
  Samuel M. Eisenstat
  Stephen J. Gutman
  Peter A. Harbeck
  Peter McMillan III
  Sebastiano Sterpa

Officers
  Peter A. Harbeck, President
  Nancy Kelly, Vice President
  P. Christopher Leary, Vice President
  Robert M. Zakem, Secretary
  Peter C. Sutton, Treasurer
  John T. Genoy, Assistant Treasurer
  Donna M. Handel, Assistant Treasurer
  Cheryl L. Hawthorne, Assistant Treasurer
  Abbe P. Stein, Assistant Secretary


Investment Adviser
  SunAmerica Asset Management Corp.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204


Distributor
  SunAmerica Capital Services, Inc.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204


Shareholder Servicing Agent
  SunAmerica Fund Services, Inc.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204


Custodian and Transfer Agent
  State Street Bank and Trust Company
  P.O. Box 419572
  Kansas City, MO 64141-6572


This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.


[LOGO] SunAmerica
       Mutual Funds

       The SunAmerica Center
       733 Third Avenue
       New York, NY 10017-3204

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